SUPPLEMENT DATED MARCH 25, 2022

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2021

FOR FOCUSED GROWTH PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2021 for Focused Growth Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

All references to Janus Capital Management LLC are deleted and replaced with Janus Henderson Investors US LLC.

In the Management subsection, the following is added to the “Portfolio Manager and Primary Title with Sub-Adviser” table:

Brian Recht, Portfolio Manager	Since 2022